UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                August 3, 2005

IMAGEWARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10883 Thornmint Road San Diego, CA		92127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                                                                        (858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3          Securities and Trading Markets

ITEM 3.01.            Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Listing.

On August 3, 2005, we received a warning letter from the American Stock Exchange regarding our failure to timely submit the additional listing application for common stock issued in the unregistered sales of securities described in our Form 8-Ks filed with the Commission on July 26, 2005, and August 1, 2005, as required by Section 301 of the American Stock Exchange Company Guide.  We submitted our additional listing application on August 2, 2005, the day before the warning letter was issued.  The American Stock Exchange indicated that it would not apply the continued listing evaluation and follow-up procedures specified in Section 1009 of the Company Guide.

Our additional listing application was approved by the American Stock Exchange on August 5, 2005, and no further action is necessary to remain compliant with the listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a California corporation

Date: August 5, 2005	By:	/s/	Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer